THE RBB FUND, INC.

Abbey Capital Futures Strategy Fund

Class I Shares (Ticker: ABYIX)
Class A Shares (Ticker: ABYAX)
Class C Shares (Ticker: ABYCX)
Class T Shares (Not Currently Available for Sale)

Supplement dated April 29, 2024
to the Fund’s Prospectus and Statement of Additional Information (“SAI”),

each dated December 31, 2023

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Effective as of April 29, 2024, QMS Capital Management LP (“QMS Capital”), will serve as a trading adviser to the Abbey Capital Futures Strategy Fund (the “Fund”) and its subsidiaries, Abbey Capital Offshore Fund SPC and Abbey Capital Onshore Series LLC. Accordingly, the following information is added to the Fund’s Prospectus and SAI.

(i)	The second sentence of the paragraph under the section titled “SUMMARY SECTION — Management of the Fund — Investment Adviser and Trading Advisers” on page 10 of the Fund’s Prospectus is deleted and replaced with the following:

Aspect Capital Limited, Crabel Capital Management, LLC, Eclipse Capital Management, Inc., Episteme Capital Partners (UK), LLP, Graham Capital Management, LP, P/E Global LLC, QMS Capital Management LP, Revolution Capital Management, LLC, R. G. Niederhoffer Capital Management, Inc., Systematica Investments Limited (acting as the general partner of Systematica Investments LP), Tudor Investment Corporation, Welton Investment Partners LLC and, Winton Capital Management Limited each serve as a Trading Adviser to the Fund.

(ii)	The following is added directly above the heading “Revolution Capital Management, LLC” on page 26 of the Fund’s Prospectus, under the section titled “More Information About Management of The Fund — Trading Advisers”:

QMS Capital Management LP

The Adviser has entered into a trading advisory agreement with QMS Capital Management LP (“QMS Capital”) to manage a portion of the Fund’s assets. QMS Capital is a Delaware limited partnership formed in 2008 and is located at 240 Leigh Farm Road, Ste 450, Durham, NC 27707. QMS Capital is registered as a CTA and CPO with the CFTC.

QMS Capital is not responsible for the preparation of this Prospectus, the SAI or other offering or marketing documents or information of the Fund, and therefore accepts no responsibility for any information contained in this Prospectus or such documents.

Michael Brandt, Ph.D.

Dr. Brandt is a co-founder and chief investment officer for QMS Capital, where he heads the Investment Committee and is responsible for overseeing the research and investment process. Dr. Brandt is also a non-active faculty member at Duke University's Fuqua School of Business. Prior to founding QMS Capital in 2009, Dr. Brandt consulted for large financial institutions, served as an editor and on editorial boards of academic journals, and was a faculty member at the Wharton School of the University of Pennsylvania. He began his career at J.P. Morgan Futures and J.P. Morgan Securities in 1994. Dr. Brandt serves on several academic advisory boards. He holds a Ph.D. and an MBA in finance from the University of Chicago and an MSc in economics from the London School of Economics.

Adil Nathani

Adil Nathani is chief risk officer for QMS Capital, where he is responsible for risk management. Prior to joining QMS Capital in 2011, Mr. Nathani worked for Citigroup, Old Lane, CDC Investment Management/Capital Markets NA and its successor organizations, Normandy Asset Management, and AMBAC. He began his career at Smith Breeden Associates (acquired by Amundi) in 1987 as an associate. Mr. Nathani currently serves on the Board of Visitors at Duke University’s Fuqua School of Business. He also serves on the Board of Directors for Community Access Inc., the Advisory Board of Sakhi for South Asian Women, and the Board of Directors of BondXN. Mr. Nathani is a member of QMS Capital’s Investment Committee. Mr. Nathani holds an MBA from Duke University’s Fuqua School of Business.

Pete Nolan, Ph.D., CFA

Pete Nolan is a co-founder and head of business development for QMS Capital, where he is responsible for business development, product structuring, and oversight of investment strategies and strategic relationships. Prior to joining QMS Capital in 2010, Dr. Nolan worked for Smith Breeden Associates (acquired by Amundi) as a principal and began his career at Exxon Mobil as a senior research engineer in 1999. He serves on the Advisory Board to Bridge Alternatives. Dr. Nolan is a member of QMS Capital’s Investment Committee. He holds an MBA from Duke University’s Fuqua School of Business as well as a Ph.D. and an MS in chemical engineering from The University of Texas at Austin.

(iii)	The following is added to the table beneath the sentence “The current Trading Advisers to the Fund are set forth below” on Page 26 of the Fund’s SAI, under the section titled “INVESTMENT ADVISORY AND OTHER SERVICES — INVESTMENT TRADING ADVISERS:”

QMS Capital Management LP (“QMS Capital”) 240 Leigh Farm Road, Ste 450 Durham, NC 27707	QMS Capital is an alternative investment management firm applying sophisticated quantitative methods to investing in global financial markets. The firm is controlled by Michael Brandt and Adil Nathani.

Please retain this Supplement for future reference.